Exhibit 10.1

FOURTH AMENDMENT TO CREDIT AGREEMENT

THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of May 18, 2020, is by and among RUTH’S HOSPITALITY GROUP, INC., a Delaware corporation (the “Borrower”), the Guarantors party hereto, WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent on behalf of the Lenders under the Credit Agreement (as hereinafter defined) (in such capacity, the “Administrative Agent”), and the Lenders party hereto.

W I T N E S E T H

WHEREAS, the Borrower, the Guarantors, the Lenders and the Administrative Agent are parties to that certain Credit Agreement dated as of February 2, 2017 (as amended by that certain First Amendment to Credit Agreement dated as of September 18, 2019, as amended by that certain Second Amendment to Credit Agreement dated as of March 27, 2020, as amended by that certain Third Amendment to Credit Agreement dated as of May 7, 2020 and as further amended, modified, extended, restated, replaced, or supplemented from time to time, the “Credit Agreement”; capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement);

WHEREAS, the Borrower has requested that the Lenders make certain other amendments to the Credit Agreement as set forth herein; and

WHEREAS, the Lenders party hereto have agreed to amend the Credit Agreement subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the agreements hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

ARTICLE I

AMENDMENT TO CREDIT AGREEMENT

As of the Fourth Amendment Effective Date (as hereinafter defined), the Credit Agreement is hereby amended in the following respects:

1.1Amendment to the definition of “Minimum Scheduled Cash”.  Clause (a) in the definition of “Minimum Scheduled Cash” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(a) fifty percent (50%) of the Net Cash Proceeds of any Equity Issuances by the Borrower or any of its Subsidiaries effected during the Measured Months (excluding any amounts required to be used to make prepayments on the Loans pursuant to Section 2.4(f)) in an aggregate amount not to exceed $15,000,000, plus

ARTICLE II

CONDITIONS

2.1Closing Conditions.  This Amendment shall be deemed effective as of the date set forth above (the “Fourth Amendment Effective Date”) upon receipt by the Administrative Agent of a copy of

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this Amendment duly executed by each of the Credit Parties, the Administrative Agent and the Required Lenders.

ARTICLE III
MISCELLANEOUS

3.1Amended Terms.  On and after the date hereof, all references to the Credit Agreement in each of the Loan Documents shall hereafter mean the Credit Agreement as amended by this Amendment.  Except as specifically amended hereby or otherwise agreed, the Credit Agreement is hereby ratified and confirmed and shall remain in full force and effect according to its terms.

3.2Representations and Warranties of the Credit Parties.  Each of the Credit Parties represents and warrants as follows:

(a)Each Credit Party has all requisite power and authority and has taken all necessary corporate and other action, to authorize the execution, delivery and performance of this Amendment in accordance with its terms.

(b)This Amendment has been duly executed and delivered by the duly authorized officers of each Credit Party that is a party hereto and constitutes the legal, valid and binding obligation of each Credit Party, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(c)No consent or authorization of, filing with, or other act in respect of, an arbitrator or Governmental Authority and no consent of any other Person is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment.

(d)After giving effect to this Amendment, the representations and warranties set forth in the Loan Documents are true and correct in all material respects as of the date hereof (except for (i) those which expressly relate to an earlier date and (ii) those that are qualified by materiality or reference to Material Adverse Effect, which are true and correct in all respects).

(e)After giving effect to this Amendment, no event has occurred and is continuing which constitutes a Default or an Event of Default.

(f)The Security Documents continue to create a valid security interest in, and Lien upon, the Collateral, in favor of the Administrative Agent, for the benefit of the Lenders, which security interests and Liens are perfected in accordance with the terms of the Security Documents and prior to all Liens other than Permitted Encumbrances.

(g)Except as specifically provided in this Amendment, the Obligations of the Credit Parties are not reduced or modified by this Amendment and are not subject to any offsets, defenses or counterclaims.

3.3Reaffirmation of Obligations.  Each Credit Party hereby ratifies the Credit Agreement and each other Loan Document to which it is a party and acknowledges and reaffirms (a) that it is bound by all terms of the Credit Agreement and each other Loan Document to which it is a party applicable to it and (b) that it is responsible for the observance and full performance of its respective obligations under the Loan Documents.

3.4Loan Document.  This Amendment shall constitute a Loan Document under the terms of the Credit Agreement.

3.5Expenses.  The Borrower agrees to pay all reasonable costs and expenses of Administrative Agent in connection with the preparation, execution and delivery of this Amendment, including without limitation the reasonable fees and expenses of the Administrative Agent’s legal counsel.

3.6Entirety.  This Amendment and the other Loan Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

3.7Counterparts; Telecopy.  This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.  Delivery of an executed counterpart to this Amendment by telecopy or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.

3.8GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

3.9Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

3.10Consent to Jurisdiction; Service of Process; Waiver of Jury Trial.  The jurisdiction, services of process and waiver of jury trial provisions set forth in Sections 11.5 and 11.6 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

[Signature pages to follow]

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be duly executed on the date first above written.

BORROWER:RUTH’S HOSPITALITY GROUP, INC.

By: /s/ Alice G. Givens
Name: Alice G. Givens
Title: SVP, General Counsel

GUARANTORS:RCSH OPERATIONS, INC.

By: /s/ Alice G. Givens
Name: Alice G. Givens
Title: SVP, General Counsel

RCSH OPERATIONS, LLC

By: /s/ Alice G. Givens
Name: Alice G. Givens
Title: SVP, General Counsel

RUTH’S CHRIS STEAK HOUSE BOSTON, LLC

By: /s/ Alice G. Givens
Name: Alice G. Givens
Title: SVP, General Counsel

RUTH’S CHRIS STEAK HOUSE FRANCHISE, LLC

By: /s/ Alice G. Givens
Name: Alice G. Givens
Title: SVP, General Counsel

RCSH MANAGEMENT, INC.

By: /s/ Alice G. Givens
Name: Alice G. Givens
Title: SVP, General Counsel

RHGI GIFTCO, INC.

By: /s/ Alice G. Givens
Name: Alice G. Givens
Title: SVP, General Counsel

RUTH’S HOSPITALITY GROUP, INC.

FOURTH AMENDMENT

AGENT AND LENDERS:WELLS FARGO BANK, NATIONAL

ASSOCIATION, as Administrative Agent,

Swingline Lender, Issuing Lender and Lender

By: /s/ Maureen Malphus

Name:  Maureen Malphus

Title:  Vice President

RUTH’S HOSPITALITY GROUP, INC.

FOURTH AMENDMENT

TD BANK, N.A.,

as Lender

By:  /s/ Michael Nursey

Name:  Michael Nursey

Title:  Managing Director, Middle Market Florida

RUTH’S HOSPITALITY GROUP, INC.

FOURTH AMENDMENT

JPMORGAN CHASE BANK, N.A.,

as Lender

By: /s/ Dwight M. Davison

Name:  Dwight M. Davison

Title: Authorized Officer

RUTH’S HOSPITALITY GROUP, INC.

FOURTH AMENDMENT